UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 19, 2020

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1265 Creekside Parkway, Naples FL	34108
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-1992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by HealthLynked Corp. (the “Corporation”) on October 21, 2020 (the “Initial Filing”), to include the required audited and unaudited financial statements of MedOffice Direct LLC (collectively, the “Acquired Subsidiary”), pursuant to Rule 3-05(b) of Regulation S-X, and the unaudited pro forma consolidated financial statements for the consolidated Corporation and Acquired Subsidiary pursuant to Article 11 of Regulation S-X. The required audited and unaudited consolidated financial statements and unaudited pro forma consolidated financial statements are filed as exhibits to this report under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The audited financial statements of the Acquired Subsidiary for the years ended December 31, 2019 and 2018, and the unaudited condensed financial statements for the nine months ended September 30, 2020 and 2019, including the notes to such financial statements and the report of independent auditors thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information. The pro forma financial information required by this item is filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of MedOffice Direct LLC for the years ended December 31, 2019 and 2018
99.2	Unaudited condensed financial statements of MedOffice Direct LLC for the nine months ended September 30, 2020 and 2019
99.3	Unaudited pro forma consolidated financial information of HealthLynked Corp. and MedOffice Direct LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Dated: December 30, 2020	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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